                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                        AGREEMENT, DATED MARCH 1, 1996)


                           BANC ONE AUTO TRUST 1996-A


               Interest Period May 15, 1996 through June 16, 1996

               Collection Period May 1, 1996 through May 31, 1996


The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.


Signed by:   Jeff Stewart             Attested:  Christopher Klimko

             Jeff Stewart                        Secretary
             Vice President                      Bank One, Texas, N.A.
             Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


A. ORIGINAL DEAL PARAMETER INPUTS
- ---------------------------------
(A) Total Receivable Balance                                                                  $537,526,728.62
(B) Total Certificate Balance                                                                 $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                            95.50%
    (ii)  Original Class A Principal Balance                                                  $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                      6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                             4.50%
    (ii)  Original Class B Principal Balance                                                   $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                      6.25%
(E) Servicing Fee Rate (per annum)                                                                       1.00%
(F) Weighted Average Coupon (WAC)                                                                      11.649%
(G) Weighted Average Original Maturity (WAOM)                                                           59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                           50.62 months
(I) Number of Receivables                                                                              41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                       1.75%
    (ii)  Reserve Fund Initial Deposit                                                          $9,406,717.75
    (iii) Specified Reserve Balance:
          (a)  On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                     1.50%
          (c) Percent of Remaining Certificate Balance                                                   4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                           9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
- ------------------------------------------------
(A) Total Receivable Balance                                                                         $496,083,556.71
(B) Total Certificate Balance                                                                        $496,083,556.71
(C) Total Certificate Pool Factor                                                                          0.9229003
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                 $473,761,618.62
    (ii) Class A Certificate Pool Factor                                                                   0.9229003
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                  $22,321,938.09
    (ii) Class B Certificate Pool Factor                                                                   0.9229003
(F) Reserve Fund Balance                                                                               12,726,701.99
(G) Cumulative Net Losses for All Prior Periods                                                         1,010,310.87
(H) Charge-off Rate for Second Preceding Period                                                                 0.14%
(I) Charge-off Rate for Preceding Period                                                                        2.25%
(J) Delinquency Percentage for Second Preceding Period                                                          0.49%
(K) Delinquency Percentage for Preceding Period                                                                 0.60%
(L) Weighted Average Coupon (WAC)                                                                             11.630%
(M) Weighted Average Remaining Maturity (WAM)                                                                  48.92 months
(N) Number of Receivables                                                                                     39,693

C. INPUTS FROM THE MAINFRAME
- ----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                        20,357,631.23
    (ii)  Prepayments in Full                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                   14,574.45
    (iv) Other Refunds Related to Principal                                                                     0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                          4,760,699.12
    (ii)  Repurchased Loan Proceeds Related to Interest                                                     1,069.39
(C) Weighted Average Coupon (WAC)                                                                              11.62%
(D) Weighted Average Remaining Maturity (WAM)                                                                  48.10 months
(E) Remaining Number of Receivables                                                                           38,673

(F) Delinquent Receivables                                    Dollar Amount                                #  Units
                                                              --------------                               --------
    (i)   30-59 Days Delinquent                                    8,289,593                 1.75%              663
    (ii)  60-89 Days Delinquent                                    2,151,054                 0.45%              164
    (iii) 90 Days or More Delinquent                                 846,520                 0.18%               66



D. INPUTS DERIVED FROM OTHER SOURCES
- ------------------------------------

(A) Reserve Fund Investment Income                                                                         69,091.30
(B) Collection Account Investment Income                                                                        0.00
(C) Realized Losses for Collection Period:
    (i)   Charge-offs for current Collection Period - Principal                                         1,032,515.00
    (ii)  Realized Losses for Collection Period (B)(i)-(C)(i)                                           1,008,425.95
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                        24,089.05
    (ii)  Liquidation Proceeds Related to Interest                                                            373.66
    (iii) Recoveries from Prior Month Charge Offs                                                           7,963.06

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


E. COLLECTIONS
- --------------

Interest Collections:
(A) Interest Payments Received                                           4,760,699.12
(B) Liquidation Proceeds Related to Interest                                   373.66
(C) Repurchased Loan Proceeds                                               15,643.84
(D) Recoveries from Prior Month Charge Offs                                  7,963.06
                                                                       --------------
(E) Interest Collections                                                 4,784,679.68

Principal Collections:
(F) Principal Payments Received                                        $20,357,631.23
(G) Liquidation Proceeds Related to Principal                               24,089.05
(H) Other Refunds Related to Principal                                           0.00
                                                                       --------------
(I) Principal Collections                                               20,381,720.28

(J) Total Collections                                                  $25,166,399.96


F. DISTRIBUTABLE AMOUNTS
- ------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                                   $413,402.96
    (ii)  Prior Collection Period unpaid Servicing Fees                          0.00
                                                                       --------------
    (iii) Total Servicing Fee                                             $413,402.96

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                      $2,408,288.23
    (ii)  Class A prior period Interest Carryover Shortfall                      0.00
                                                                       --------------
    (iii) Class A Interest Distribution                                 $2,408,288.23
(C) Class B Certificates
    (i)   Class B Monthly Interest                                        $116,260.09
    (ii)  Class B prior period Interest Carryover Shortfall                      0.00
                                                                       --------------
    (iii) Class B Interest Distribution                                   $116,260.09

(D) Total Certificate Interest Distribution                             $2,524,548.32
(E) Total Certificate Interest Distribution plus Total Servicing Fee    $2,937,951.29


F. DISTRIBUTABLE AMOUNTS
- ------------------------
Principal:
(F) Principal Collections                                              $20,381,720.28
(G) Realized Losses                                                      1,008,425.95
                                                                       --------------
(H) Total Monthly Principal                                            $21,390,146.23

(I) Class A Certificates
    (i)   Class A Monthly Principal                                     20,427,668.21
    (ii)  Class A prior period Principal Carryover Shortfall                     0.00
                                                                       --------------
    (iii) Class A Principal Distribution                                20,427,668.21
(J) Class B Certificates
    (i)   Class B Monthly Principal                                        962,478.02
    (ii)  Class B prior period Principal Carryover Shortfall                     0.00
                                                                       --------------
    (iii) Class B Principal Distribution                                   962,478.02

(K) Total Principal Distribution                                        21,390,146.23

(L) Total Interest and Principal Distribution Amounts                   24,328,097.52
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


G. DISTRIBUTIONS
- ----------------

(A) Total Interest Collections available to be distributed                         4,784,679.68
(B) Class B Percentage of Principal Collections                                      917,102.56
(C) Servicing Fee :
    (i)    Total Servicing Fee                                                       413,402.96
    (ii)   Servicing Fee paid                                                        413,402.96
                                                                                  -------------
    (iii)  Unpaid Servicing Fee                                                            0.00
(D) Total Interest Collections available to be distributed after
    Servicing Fee paid                                                             4,371,276.72
Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                                           2,408,288.23
    (ii)   Class A Interest Distribution paid from Interest
           Collections after Servicing Fee                                         2,408,288.23
    (iii)  Total Interest Collections available after Class A
           Interest Distribution paid                                              1,962,988.49
    (iv)   Class A Interest Distribution remaining to be paid                              0.00
    (v)    Class A Interest Distribution paid from Class B Percentage of
           Principal Collections                                                           0.00
    (vi)   Class A Interest Distribution remaining to be paid                              0.00
    (vii)  Class A Interest Distribution paid from Reserve Fund                            0.00
    (viii) Class A Interest Carryover Shortfall                                            0.00
    (ix)   Class A Interest Distribution paid                                      2,408,288.23

(F) Class B Certificates
    (i)    Class B Interest Distribution                                             116,260.09
    (ii)   Class B Interest Distribution paid from Interest Collections
           after Class A Interest Distribution                                       116,260.09
    (iii)  Total Interest Collections available after Class B Interest
           Distribution paid                                                       1,846,728.39
    (iv)   Class B Interest Distribution remaining to be paid                              0.00
    (v)    Class B Interest Distribution paid from Reserve Fund                            0.00
    (vi)   Class B Interest Carryover Shortfall                                            0.00
    (vii)  Class B Interest Distribution paid                                        116,260.09

(G) Total Interest Paid                                                            2,524,548.32
(H) Total Interest and Servicing Fee Paid                                          2,937,951.29
(I) Total Interest Collections available after Servicing Fee and
    Class A and Class B Interest Distribution paid                                 1,846,728.39

Total Collections available to be distributed:
(J) Total Principal Collections                                                   20,381,720.28
(K) Excess Interest                                                                1,846,728.39
(L) Less: Class B Percentage of Principal Collections used to pay Class A
    Interest Distribution                                                                  0.00
(M) Total Collections available to be distributed as principal                    22,228,448.67

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                          20,427,668.21
    (ii)  Class A Principal Distribution paid from total Collections
          available to be distributed                                             20,427,668.21
    (iii) Total Collections available after Class A Principal Distribution paid    1,800,780.46
    (iv)  Class A Principal Distribution remaining to be paid                              0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                            0.00
    (vi)  Class A Principal Carryover Shortfall                                            0.00
    (vii) Total Class A Principal Distribution paid                               20,427,668.21

(O) Class B Certificates
    (i)   Class B Principal Distribution                                             962,478.02
    (ii)  Class B Principal Distribution paid from total Collections
          available to be distributed                                                962,478.02
    (iii) Total Collections available after Class B Principal Distribution paid      838,302.44
    (iv)  Class B Principal Distribution remaining to be paid                              0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                            0.00
    (vi)  Class B Principal Carryover Shortfall                                            0.00
    (vii) Total Class B Principal Distribution paid                                  962,478.02

(P)  Total Excess Cash to the Reserve Fund                                           838,302.44

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


H. POOL BALANCE AND PORTFOLIO INFORMATION
- -----------------------------------------

                                                                        Beginning              End
                                                                        of Period           of Period
                                                                    ----------------    ----------------
(A) Balances and Pool Factors
    (i)   Aggregate Balance of Certificates                          $496,083,556.71     $474,693,410.48
    (ii)  Aggregate Certificate Pool Factor                                0.9229003           0.8831066
    (iii) Class A Principal Balance                                   473,761,618.62      453,333,950.41
    (iv)  Class A Pool Factor                                              0.9229003           0.8831066
    (v)   Class B Principal Balance                                    22,321,938.09       21,359,460.07
    (vi)  Class B Pool Factor                                              0.9229003           0.8831066

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                                        11.63%              11.62%
    (ii)  Weighted Average Remaining Maturity (WAM)                            48.92 months         48.10 months
    (iii) Remaining Number of Receivables                                     39,693              38,673
    (iv)  Pool Balance                                               $496,083,556.71     $474,693,410.48



I. RECONCILIATION OF RESERVE ACCOUNT
- ------------------------------------

(A) Beginning Reserve Account Balance                                                      12,726,701.99
(B) Less: Draw to pay Class A Interest Distribution                                                 0.00
(C) Reserve Account Balance after draw                                                     12,726,701.99
(D) Less: Draw to pay Class B Interest Distribution                                                 0.00
(E) Reserve Account Balance after draw                                                     12,726,701.99
(F) Less: Draw to pay Class A Principal Distribution                                                0.00
(G) Reserve Account Balance after draw                                                     12,726,701.99
(H) Less: Draw to pay Class B Principal Distribution                                                0.00
(I) Reserve Account Balance after draw                                                     12,726,701.99
(J) Total excess Collections deposited in the Reserve Fund                                    838,302.44
                                                                                        ----------------
(K) Reserve Fund Balance                                                                   13,565,004.43
(L) Specified Reserve Account Balance                                                      18,987,736.42
(M) Reserve Account Release to Seller                                                               0.00
                                                                                        ----------------
(N) Ending Reserve Account Balance                                                         13,565,004.43
                                                                                        ================

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
- --------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                           $24,089.05
    (ii)  Liquidation Proceeds Related to Interest                                                                373.66
    (iii) Recoveries on Previously Liquidated Contracts                                                         7,963.06
(B) Realized Losses for Collection Period                                                                   1,008,425.95
(C) Charge-off Rate for Collection Period (annualized)                                                              2.47%
(D) Cumulative Net Losses for all Periods                                                                   2,018,736.82
(E) Delinquent Receivables
                                                                     Dollar Amount                # Units
                                                                     -------------                -------
    (i)   30-59 Days Delinquent                                          8,289,593      1.75%        663
    (ii)  60-89 Days Delinquent                                          2,151,054      0.45%        164
    (iii) 90 Days or More Delinquent                                       846,520      0.18%         66


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
- ----------------------------------------------------------

(A) Charge-off Rate
    (i) Second Preceding Collection Period                               0.14%
    (ii) Preceding Collection Period                                     2.25%
    (iii) Current Collection Period                                      2.47%
    (iv) Three Month Average (Avg(i,ii,iii))                             1.62%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                               0.49%
    (ii) Preceding Collection Period                                     0.60%
    (iii) Current Collection Period                                      0.63%
    (iv) Three Month Average (Avg(i,ii,iii))                             0.57%

(C) Loss and Delinquency Trigger Indicator                Trigger was not hit

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996

L.  STATEMENT TO CERTIFICATEHOLDERS
- -----------------------------------

                                                                                                   Per $1,000 of
                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                               Dollars ($)          Balance
                                                                              ----------------   ----------------
    (i)    Class A Certificates                                                  20,427,668.21         39.7936420
    (ii)   Class B Certificates                                                     962,478.02         39.7936420

                                                                                                   Per $1,000 of
                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                Dollars ($)          Balance
                                                                              ----------------   ----------------
    (i)    Class A Certificates                                                   2,408,288.23          4.6914096
    (ii)   Class B Certificates                                                     116,260.09          4.8067722

(C)  Pool Balance as of the close of business on the last day
     of the Collection Period                                                  $474,693,410.48
                                                                              ----------------

                                                                                                   Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with                                       Original Principal
     respect to the related Collection Period                                     Dollars ($)          Balance
                                                                              ----------------   ----------------
    (i)     Total Servicing Fee                                                     413,402.96
    (ii)    Class A Percentage of the Servicing Fee                                 394,801.35          0.7690835
    (ii)    Class B Percentage of the Servicing Fee                                  18,601.62          0.7690835

                                                                                                   Per $1,000 of
                                                                                                 Original Principal
                                                                                 Dollars ($)           Balance
                                                                              ----------------   ----------------
(E) (i)     Class A Interest Carryover Shortfall                                          0.00          0.0000000
    (ii)    Class A Principal Carryover Shortfall                                         0.00          0.0000000
    (iii)   Class B Interest Carryover Shortfall                                          0.00          0.0000000
    (iv)    Class B Principal Carryover Shortfall                                         0.00          0.0000000

    Change with respect to immediately preceding Distribution Date:
    (v)     Class A Interest Carryover Shortfall                                          0.00          0.0000000
    (vi)    Class A Principal Carryover Shortfall                                         0.00          0.0000000
    (vii)   Class B Interest Carryover Shortfall                                          0.00          0.0000000
    (viii)  Class B Principal Carryover Shortfall                                         0.00          0.0000000

(F)  Pool factors for each class of certificates, after giving effect
     to all payments allocated to principal                                                         Pool Factor
                                                                                                 ----------------
    (i)    Class A Pool Factor                                                                          0.8831066
    (ii)   Class B Pool Factor                                                                          0.8831066

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                       $1,008,425.95
                                                                              ----------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on
    the last day of the preceding Collection Period                              $2,997,573.45

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date               $13,565,004.43
                                                                              ----------------

(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                  Principal Balance
                                                                                                 ----------------
    (i)    Class A Principal Balance                                                               453,333,950.41
    (ii)   Class B Principal Balance                                                                21,359,460.07

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                   $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the
     Related Collection Period ($)                                                  $15,643.84
                                                                              ----------------

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
               COLLECTION PERIOD MAY 1, 1996 THROUGH MAY 31, 1996
                        DISTRIBUTION DATE JUNE 17, 1996


M. INSTRUCTIONS TO THE TRUSTEE
- ------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                        $413,402.96
     (ii)  Servicing Fees retained by the Seller                                 413,402.96
                                                                             --------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                    $0.00
                                                                                              --------------

(B) Withdraw from the Collection Account and deposit in the Class A
    Distribution Account:
      (i)  for the Class A Interest Distribution                              $2,408,288.23
      (ii)  for the Class A Principal Distribution                            20,427,668.21
                                                                             --------------
      (iii)  Total (i+ii)                                                                     $22,835,956.44
                                                                                              --------------

(C) Withdraw from the Collection Account and deposit in the Class B
    Distribution Account:
      (i)  for the Class B Interest Distribution                                $116,260.09
      (ii)  for the Class B Principal Distribution                               962,478.02
                                                                             --------------
      (iii)  Total (i+ii)                                                                      $1,078,738.12
                                                                                              --------------

(D) Withdraw excess Collections from the Collection Account and
    deposit in the Reserve Fund                                                                  $838,302.44
                                                                                              --------------

(E) Withdraw from the Reserve Fund and deposit in the Class A
    Distribution Account:
     (i)   Amount equal to the excess of the Class A Interest
           Distribution over the sum of Interest Collections and
           the Class B Percentage of Principal Collections                                             $0.00
     (ii)  Amount equal to the excess of the Class A Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class
           B Interest Distribution                                                                      0.00
                                                                                              --------------
     (iii) Total                                                                                                        $0.00
                                                                                                               --------------

(F) Withdraw from the Reserve Fund and deposit in the Class B
    Distribution Account:
     (i)   Amount equal to the excess of the Class B Interest
           Distribution over the portion of Interest Collections
           remaining after the distribution of the Class A
           Interest Distribution                                                                       $0.00
     (ii)  Amount equal to the excess of the Class B Principal
           Distribution over the portion of Principal Collections
           and Interest Collections remaining after the distribution
           of the Class A Interest Distribution, the Class
           B Interest Distribution, and the Class A Principal Distribution                              0.00
                                                                                              --------------
     (iii)  Total                                                                                                       $0.00
                                                                                                               --------------
